UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 24, 2005 (March 19, 2005)

ADVOCAT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or other jurisdiction of	(Commission File	(Employer
incorporation)	Number)	Identification Number)

277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067
(Address of principal executive offices)

(615) 771-7575
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 3.03. Material Modification to Rights of Security Holders.

     (a) Effective as of March 19, 2005, Advocat Inc. (the “Company”) amended its Amended and Restated Rights Agreement, dated as of December 7, 1998 (the “Rights Agreement”), between the Company and SunTrust Bank, as Rights Agent. The amendment to the Rights Agreement provides for the decrease of the Exercise Price of the Rights under the Rights Agreement to $15, the extension of the Expiration Date of the Rights under the Rights Agreement to March 20, 2010, and updating of the notice provision for SunTrust Bank as the Rights Agent. Capitalized terms used in this Form 8-K that are not defined herein have the meanings ascribed to them in the Rights Agreement.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Number	Exhibit
99.1
Amendment No. 1 to Amended and Restated Rights Agreement, dated as of March 19, 2005, between Advocat Inc. and SunTrust Bank, filed with the Company’s Registration Statement on Form 8-A/A filed on March 24, 2005, and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVOCAT INC.
By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr.
Chief Financial Officer

Date: March 24, 2005

EXHIBIT INDEX

Number	Exhibit
99.1
Amendment No. 1 to Amended and Restated Rights Agreement, dated as of March 19, 2005, between Advocat Inc. and SunTrust Bank, filed with the Company’s Registration Statement on Form 8-A/A filed on March 24, 2005, and incorporated herein by reference.